UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 6, 2021 (October 23, 2020)

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 Lakeside Drive, Foster City, California

(Address of principal executive offices)

94404

(Zip Code)

650-574-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	GILD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 23, 2020, Gilead Sciences, Inc., a Delaware corporation (“Gilead”), filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial Report”) to report the completion of Gilead’s acquisition of Immunomedics, Inc., a Delaware corporation (“Immunomedics”) in accordance with the terms of an Agreement and Plan of Merger entered into on September 13, 2020 among Gilead, Immunomedics and Maui Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Gilead. As a result, Immunomedics became a wholly-owned subsidiary of Gilead.

This Current Report on Form 8-K/A amends the Initial Report to include the following historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K that were previously omitted from the Initial Report as permitted by Item 9.01(a)(4): (a) the audited consolidated balance sheets of Immunomedics as of December 31, 2019 and 2018, the related consolidated statements of comprehensive loss, changes in stockholders’ equity, and cash flows for the year ended December 31, 2019, the six-month transition period ended December 31, 2018, and each of the years in the two-year period ended June 30, 2018, the related notes (collectively, the “consolidated financial statements”), the related report of KPMG LLP, Immunomedics’ independent registered public accounting firm and management’s report on internal control over financial reporting for the year ended December 31, 2019, which are incorporated by reference as Exhibit 99.1 hereto, (b) the unaudited condensed consolidated financial statements of Immunomedics as of June 30, 2020 and for the six months ended June 30, 2020 and 2019 and the related notes, which are incorporated by reference as Exhibit 99.2 hereto, and (c) the unaudited pro forma condensed combined financial information of Gilead giving effect to the acquisition of Immunomedics (the “pro forma financial information”), which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2020, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and for the six months ended June 30, 2020 and the related notes, and which is filed herewith as Exhibit 99.3 and included herein.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition of Immunomedics occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that Gilead will experience after the acquisition.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The historical audited consolidated balance sheets of Immunomedics as of December 31, 2019 and 2018, the related consolidated statements of comprehensive loss, change in stockholders’ equity, and cash flows for the year ended December 31, 2019, the six-month transition period ended December 31, 2018, and each of the years in the two-year period ended June 30, 2018, the related notes, the related Report of Independent Registered Public Accounting Firm thereon and management’s report on internal control over financial reporting for the year ended December 31, 2019 are incorporated by reference as Exhibit 99.1 hereto.

The unaudited condensed consolidated financial statements of Immunomedics as of June 30, 2020 and for the six months ended June 30, 2020 and 2019 and the related notes are incorporated by reference as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Gilead, giving effect to the acquisition of Immunomedics, which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2020, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and for the six months ended June 30, 2020 and the related notes, is filed herewith as Exhibit 99.3 and included herein.

(c) Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm of Immunomedics.

99.1	The historical audited consolidated balance sheets of Immunomedics as of December 31, 2019 and 2018, the related consolidated statement of comprehensive loss, changes in stockholders’ equity and cash flows for the year ended December 31, 2019, the six-month transition period ended December 31, 2018, and each of the years in the two-year period ended June 30, 2018, the related notes and the related report of KPMG LLP, independent registered public accounting firm of Immunomedics thereon (incorporated by reference to Immunomedics’ Annual Report on Form 10-K (File No. 000-12104) for the year ended December 31, 2019, as filed with the SEC on February 27, 2020).

99.2	The unaudited condensed consolidated financial statements of Immunomedics as of June 30, 2020 and for the six months ended June 30, 2020 and 2019 and the related notes (incorporated by reference to Immunomedics’ Quarterly Report on Form 10-Q (File No. 000-12104) for the six months ended June 30, 2020, as filed with the SEC on August 5, 2020).

99.3	The unaudited pro forma condensed combined financial information of Gilead, giving effect to the acquisition of Immunomedics, which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2020, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and for the six months ended June 30, 2020 and the related notes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ ANDREW D. DICKINSON
Andrew D. Dickinson
Executive Vice President and Chief Financial Officer

Date: January 6, 2021